                                                       UNITED STATES
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                                         FORM 8-K

                                                      CURRENT REPORT
                                            Pursuant to Section 13 or 15(d) of
                                            The Securities Exchange Act of 1934

                             Date of Report (Date of earliest event reported) April 11, 2008.

                          BA CREDIT CARD TRUST*                                               BA MASTER CREDIT CARD TRUST II
       (Exact name of issuing entity as specified in its charter)             (Exact name of issuing entity as specified in its charter)
                     (Issuing Entity of the Notes)                                  (Issuing Entity of the Collateral Certificate)

                                      Commission File Number of depositor: 333-141948

                                                BA CREDIT CARD FUNDING, LLC
                                   (Exact name of depositor as specified in its charter)

                                          FIA CARD SERVICES, NATIONAL ASSOCIATION
                                    (Exact name of sponsor as specified in its charter)
                               Delaware                                                              Delaware
            (State or Other Jurisdiction of Incorporation)                        (State or Other Jurisdiction of Incorporation)
________________________________________________________________________    ____________________________________________________________

                    c/o BA Credit Card Funding, LLC                                       c/o BA Credit Card Funding, LLC
                        214 North Tryon Street                                                214 North Tryon Street
                      Suite #21-39, NC1-027-21-04                                           Suite #21-39, NC1-027-21-04
                    Charlotte, North Carolina 28255                                       Charlotte, North Carolina 28255
________________________________________________________________________    ____________________________________________________________
                (Address of Principal Executive Office)                               (Address of Principal Executive Office)

                            (704) 683-4915                                                        (704) 683-4915
________________________________________________________________________    ____________________________________________________________
                (Telephone Number, including area code)                               (Telephone Number, including area code)

                             333-141948-02                                                         333-141948-01
________________________________________________________________________    ____________________________________________________________
                       (Commission File Numbers)                                             (Commission File Numbers)

                              01-0864848                                                            01-0864848
________________________________________________________________________    ____________________________________________________________
                 (I.R.S. Employer Identification No.)                                  (I.R.S. Employer Identification No.)
________________________________________________________________________    ____________________________________________________________

                                  N/A                                                                   N/A
________________________________________________________________________    ____________________________________________________________
        (Former name or address, if changed since last report)                (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

___________________________
* In accordance with relevant  regulations of the Securities and Exchange  Commission,  the depositor files annual and other reports with the  Commission  on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK)
number (0001128250) for the BA Credit Card Trust.

Section 8 - Other Events.

Item 8.01. Other Events.

         On April 11, 2008 BA Credit Card Trust issued its BAseries Class B(2008-3) Notes.
         On April 11, 2008 BA Credit Card Trust issued its BAseries Class C(2008-3) Notes.
         On April 11, 2008 BA Credit Card Trust issued its BAseries Class A(2008-4) Notes.

         On April 11, 2008 Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA Credit Card
         Trust, BAseries Class B(2008-3) Notes.
         On April 11, 2008 Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA Credit Card
         Trust, BAseries Class C(2008-3) Notes.
         On April 11, 2008 Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA Credit Card
         Trust, BAseries Class A(2008-4) Notes.

Section 9 - Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 4, 5 and 23:

                  4.1      Class B(2008-3) Terms Document, dated as of April 11, 2008.
                  4.2      Class C(2008-3) Terms Document, dated as of April 11, 2008.
                  4.3      Class A(2008-4) Terms Document, dated as of April 11, 2008.

                  5.1      Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class B(2008-3)
                           Notes.
                  5.2      Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class C(2008-3)
                           Notes.
                  5.3      Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class A(2008-4)
                           Notes.
                  23.1     Consent of Richards, Layton & Finger, P.A. (included in opinions filed as Exhibits 5.1, 5.2 and
                           5.3).

                                                        SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BA CREDIT CARD FUNDING, LLC
                                                     Acting solely in its capacity as
                                                     depositor of BA Master Credit Card Trust II and
                                                     BA Credit Card Trust

                                                              By:   /s/ Keith W. Landis
                                                                  Name: Keith W. Landis
                                                                  Title: Vice President

April 11, 2008

                                                        EXHIBIT INDEX

Exhibit No.                                 Description

4.1      Class B(2008-3) Terms Document, dated as of April 11, 2008.
4.2      Class C(2008-3) Terms Document, dated as of April 11, 2008.
4.3      Class A(2008-4) Terms Document, dated as of April 11, 2008.

5.1      Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class B(2008-3) Notes.
5.2      Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class C(2008-3) Notes.
5.3      Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class A(2008-4) Notes.

23.1     Consent of Richards, Layton & Finger, P.A. (included in opinions filed as Exhibits 5.1, 5.2 and 5.3).